
KEYSTONE PROPERTY TRUST                                                                                      EXHIBIT 99.1
------------------------------------------------------------------------------------------------------------------------------------
SECOND QUARTER 2002 EARNINGS CONFERENCE CALL


                                                     SUPPLEMENTAL INFORMATION PACKAGE

                                                                                                                              Page
                                                                                                                            -------
                                    Financial Highlights                                                                         1
                                    Condensed Consolidated Statements of Operations                                              2
                                    Condensed Consolidated Statements of FFO and FAD                                             3
                                    Condensed Consolidated Balance Sheets                                                        4
                                    Market Operating Statistics                                                                  5
                                    Portfolio Overview                                                                           6
                                    Quarterly Same Store Analysis                                                                7
                                    Year to Date Same Store Analysis                                                             8
                                    Lease Expirations                                                                            9
                                    Top 25 Tenants                                                                              10
                                    Acquisitions, Dispositions, and Development Placed in Service in 2002                       11
                                    Equity Method Investments- Balance Sheets                                                   12
                                    Equity Method Investments-Statements of Income and FFO                                      13
                                    Summary of Land Under Development and Control                                               14
                                    Debt Detail                                                                                 15
                                    COMPARATIVE HISTORICAL DATA:
                                      Portfolio Analysis                                                                        16
                                      Physical Occupancy Analysis                                                               17
                                      Preferred Equity Analysis                                                                 18
                                      Equity Analysis                                                                           19
                                      Debt Analysis                                                                             20
                                      Valuation Analysis                                                                        21
                                      Dividend Analysis                                                                         22
                                      Research Coverage, 2002 Anticipated Earnings Release and Dividend Calendar                23



                                    THIS SUPPLEMENTAL INFORMATION PACKAGE MAY CONTAIN STATEMENTS WHICH
                                    CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE
                                    SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING STATEMENTS REGARDING
                                    THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE COMPANY, ITS TRUSTEES,
                                    OR ITS OFFICERS WITH RESPECT TO THE FUTURE OPERATING PERFORMANCE OF THE
                                    COMPANY. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD LOOKING STATEMENTS
                                    ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND
                                    UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE IN
                                    THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. IMPORTANT
                                    FACTORS THAT COULD CAUSE SUCH DIFFERENCES ARE DESCRIBED IN THE COMPANY'S
                                    PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING
                                    THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                           Three Months Ended June 30,
         INCOME ITEMS:                                                              2002            % Change            2001
                                                                              ----------------- ----------------- -----------------
         Revenue                                                                   $    25,488             (4.6%)     $     26,706
         Earnings Before Interest, Taxes, and Depreciation (EBITDA)                     19,967             (6.7%)           21,400
         Net Income Allocated to Common Shares                                           2,798             21.4%             2,304
         Funds from Operations                                                          13,296              6.7%            12,462
         Funds from Operations - Per Share (Diluted)                                      0.43              0.0%              0.43
         Dividends Paid Per Share- Common Shares                                          0.32              3.2%              0.31
         Diluted Operating Earnings per Share                                             0.21             16.7%              0.18
         Diluted Earnings Per Share                                                       0.15            (11.8%)             0.17
         Weighted Average Common Shares and Units- FFO                              31,284,195              6.9%        29,277,472
         Weighted Average Common Shares and Units- EPS                              25,063,301             21.9%        20,556,578

         RATIOS:
         Interest Coverage Ratio                                                          2.8x                                2.4x
         Fixed Charge Coverage Ratio                                                      2.1x                                1.7x
         Dividend Payout Ratio-FFO                                                       74.4%                               72.1%


                                                                                                 As of June 30,
                                                                              -----------------------------------------------------
                                                                                    2002                                2001
                                                                              -----------------                   -----------------
         ASSETS:
         Investments in Real Estate at Cost                                          $ 818,856                           $ 830,369
                                                                              -----------------                   -----------------
         Total Assets                                                                $ 820,601                           $ 847,920
                                                                              -----------------                   -----------------

         LIABILITIES AND EQUITY:
         Total Debt                                                                  $ 441,107                           $ 454,069
         Other Liabilities                                                              13,566                              20,993
         Convertible Preferred Equity, at Liquidation Preference                       100,392                             140,392
         Common Equity and Minority Interest                                           265,536                             232,466
                                                                              -----------------                   -----------------
         Total Liabilities and Equity                                                $ 820,601                           $ 847,920
                                                                              -----------------                   -----------------

         RATIOS:
         Debt to Undepreciated Assets                                                    50.3%                               50.8%
         Total Liabilities to Undepreciated Assets                                       51.8%                               53.1%


                                                                                              Six Months Ended June 30,
         INCOME ITEMS:                                                              2002             % Change             2001
                                                                              ----------------- -------------------- ---------------
         Revenue                                                                  $     51,007               (11.1%)    $    57,390
         Earnings Before Interest, Taxes, and Depreciation (EBITDA)                     39,608               (10.8%)         44,395
         Net Income Allocated to Common Shares                                           6,319               297.4%           1,590
         Funds from Operations                                                          26,493                10.6%          23,956
         Funds from Operations - Per Share (Diluted)                                      0.85                (2.3%)           0.87
         Dividends Paid Per Share- Common Shares                                          0.64                 3.2%            0.62
         Diluted Operating Earnings per Share                                             0.42                35.5%            0.31
         Diluted Earnings Per Share                                                       0.34               183.3%            0.12
         Weighted Average Common Shares and Units- FFO                              31,154,659                13.2%      27,516,889
         Weighted Average Common Shares and Units- EPS                              24,933,765                32.7%      18,795,995

         RATIOS:
         Interest Coverage Ratio                                                          2.8x                                 2.2x
         Fixed Charge Coverage Ratio                                                      2.1x                                 1.6x
         Dividend Payout Ratio-FFO                                                       75.3%                                71.3%


                                                                                                    December 31,
                                                                                                --------------------
                                                                                                       2001
                                                                                                --------------------
         ASSETS:
         Investments in Real Estate at Cost                                                               $ 817,977
                                                                                                --------------------
         Total Assets                                                                                     $ 827,513
                                                                                                --------------------

         LIABILITIES AND EQUITY:
         Total Debt                                                                                       $ 435,136
         Other Liabilities                                                                                   20,455
         Convertible Preferred Equity, at Liquidation Preference                                            100,392
         Common Equity and Minority Interest                                                                271,530
                                                                                                --------------------
         Total Liabilities and Equity                                                                     $ 827,513
                                                                                                --------------------

         RATIOS:
         Debt to Undepreciated Assets                                                                         49.7%
         Total Liabilities to Undepreciated Assets                                                            52.1%


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                    Three Months Ended June 30,      Six Months Ended June 30,
                                                                       2002            2001            2002            2001
                                                                     --------        --------        --------        --------
REVENUE:
    Rents                                                            $ 22,232        $ 23,361        $ 44,336        $ 49,534
    Reimbursement Revenue and Other                                     3,256           3,345           6,671           7,856
                                                                     --------        --------        --------        --------

            Total Revenue                                              25,488          26,706          51,007          57,390
                                                                     --------        --------        --------        --------

OPERATING EXPENSES:
  Property Operating Expenses                                           1,938           1,863           3,810           4,674
  Real Estate Taxes                                                     2,483           2,316           5,051           5,094
  General and Administrative                                            1,908           2,118           3,954           4,284
  Depreciation and Amortization                                         5,585           5,100          10,891          13,831
  Interest Expense                                                      6,298           8,439          12,360          19,803
  Provision for Asset Impairment                                        1,400              --           1,400              --
                                                                     --------        --------        --------        --------
    Total Operating Expense                                            19,612          19,836          37,466          47,686
                                                                     --------        --------        --------        --------

Income before Equity in Income from Equity Method
    Investments, and (Losses) Gains on Sales of Assets                  5,876           6,870          13,541           9,704

Equity in Income from Equity Method Investments                           255             198             317              69

(Losses) Gains on Sales of Assets                                          --              --            (430)            336
                                                                     --------        --------        --------        --------


Income before Distributions to Preferred Unitholders,
    Minority Interest of Unitholders in Operating Partnership,
    Extraordinary items, and Income Allocated to Preferred
    Shareholders                                                        6,131           7,068          13,428          10,109

Distributions to Preferred Unitholders                                 (1,446)         (1,932)         (2,892)         (3,863)
                                                                     --------        --------        --------        --------

Income before Minority Interest of Unitholders in Operating
    Partnership, Extraordinary items, and Income Allocated to
    Preferred Shareholders                                              4,685           5,136          10,536           6,246
Minority Interest of Unitholders in Operating Partnership                (950)         (1,211)         (2,164)           (626)
Extraordinary Items - Early Retirement of Debt                             --            (193)           (178)         (1,175)
                                                                     --------        --------        --------        --------

Income before Income Allocated to Preferred Shareholders                3,735           3,732           8,194           4,445
Income Allocated to Preferred Shareholders                               (937)         (1,428)         (1,875)         (2,855)
                                                                     --------        --------        --------        --------

      Net Income Allocated to Common Shareholders                    $  2,798        $  2,304        $  6,319        $  1,590
                                                                     ========        ========        ========        ========


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
CONDENSED CONSOLIDATED STATEMENTS OF FFO AND FAD (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                   Three Months Ended June 30,           Six Months Ended June 30,
                                                                      2002              2001              2002              2001
                                                                  ------------      ------------      ------------      ------------
FUNDS FROM OPERATIONS:
Income before Distributions to Preferred Unitholders,
    Minority Interest of Unitholders in Operating Partnership,
    Extraordinary items, and Income Allocated to Preferred
    Shareholders                                                  $      6,131      $      7,068      $     13,428      $    10,109
Losses/(Gains) on Sales of Assets                                           --                --               430             (336)
Provision for Asset Impairment                                           1,400                --             1,400               --
Depreciation and Amortization Related to Real Estate                     5,585             5,100            10,891           13,831
Depreciation and Amortization Related to Joint Ventures
    and Equity Method Investments                                          180               294               344              352
                                                                  ------------      ------------      ------------      -----------
Funds from Operations                                             $     13,296      $     12,462      $     26,493      $    23,956
                                                                  ============      ============      ============      ===========

Funds from Operations-Basic                                       $       0.44      $       0.47      $       0.88      $      0.94
                                                                  ============      ============      ============      ===========

Funds from Operations Per Diluted Share                           $       0.43      $       0.43      $       0.85      $      0.87
                                                                  ============      ============      ============      ===========


FUNDS AVAILABLE FOR DISTRIBUTION:
Funds from Operations                                             $     13,296      $     12,462      $     26,493      $    23,956
Building Improvements                                                     (224)             (384)             (303)            (550)
Tenant Improvements                                                     (1,153)             (235)           (1,329)          (1,021)
Leasing Commissions                                                       (231)             (288)           (1,619)          (1,247)
Amortization of Deferred Financing Costs                                   280               471               540              932
Rental Income from Straight Line Rents                                    (862)             (615)           (1,308)          (1,436)
                                                                  ------------      ------------      ------------      -----------

Funds Available for Distribution                                  $     11,106      $     11,411      $     22,474      $    20,634
                                                                  ============      ============      ============      ===========

Funds Available for Distribution Per Diluted Share                $       0.36      $       0.39      $       0.72      $      0.75
                                                                  ============      ============      ============      ===========

Weighted Average Shares and Units - Diluted                         31,284,195        29,277,472        31,154,659       27,516,889
                                                                  ============      ============      ============      ===========

Dividend Paid Per Common Share                                    $       0.32      $       0.31      $       0.64      $      0.62
                                                                  ============      ============      ============      ===========

Dividend Payout Ratio-FFO                                                 74.4%             72.1%             75.3%            71.3%
                                                                  ============      ============      ============      ===========

Dividend Payout Ratio-FAD                                                 88.9%             79.5%             88.9%            82.7%
                                                                  ============      ============      ============      ===========


KEYSTONE PROPERTY TRUST
----------------------------------------------------------------------------------------------------
CONDENSED CONSOLIDATED BALANCE SHEETS (DOLLARS IN THOUSANDS)


                                                                  June 30, 2002   December 31, 2001
                                                                  -------------   -----------------
ASSETS:
Investments in Real Estate, Including Development and
Construction in Progress of $52,051 and $62,337 for 2002 and
2001, respectively                                                  $ 818,856         $ 817,977
  Less: Accumulated Depreciation                                      (56,345)          (47,192)
                                                                    ---------         ---------

    Investments in Real Estate, Net                                   762,511           770,785
                                                                    ---------         ---------

Cash, Cash Equivalents, and Escrows                                     6,812             7,226

Notes and Accounts Receivable, Net                                     12,329            11,592

Deferred Financing and Leasing Costs, Net                              12,688            11,263

Equity Method Investments                                              21,491            21,863

Other Assets                                                            4,770             4,784
                                                                    ---------         ---------
  Total Assets                                                      $ 820,601         $ 827,513
                                                                    =========         =========


LIABILITIES AND SHAREHOLDERS' EQUITY:
Liabilities:
Mortgage Notes and Other Debt                                       $ 441,107         $ 435,136

Accrued Liabilities and Other                                          13,566            20,455
                                                                    ---------         ---------
  Total Liabilities                                                   454,673           455,591
                                                                    ---------         ---------


Minority Interest:
Limited Partners in Operating Partnership                              45,835            48,698

Convertible Preferred Units in Operating Partnership                   60,392            60,392
                                                                    ---------         ---------
  Total Minority Interest                                             106,227           109,090
                                                                    ---------         ---------


Shareholders' Equity:
Preferred Stock, $.001 par value                                            2                 2

Common Stock, $.001 par value                                              19                18

Additional Paid-in Capital                                            278,777           276,376

Cumulative Net Income                                                  42,169            35,850

Cumulative Dividends                                                  (61,266)          (49,414)
                                                                    ---------         ---------
Total Shareholders' Equity                                            259,701           262,832
                                                                    ---------         ---------
  Total Liabilities and Shareholders' Equity                        $ 820,601         $ 827,513
                                                                    =========         =========


KEYSTONE PROPERTY TRUST
---------------------------------------------------------------------------------------------------------------------------------
MARKET OPERATING STATISTICS (AS OF JUNE 30, 2002)

                                                                                                                 TOTAL CORE
                                                         New Jersey       Pennsylvania         Indiana           INDUSTRIAL
                                                       --------------    --------------     --------------    -----------------
Square Feet Owned at June 30, 2002                           6,081,284        6,471,761         2,194,848        14,747,893
Economic Occupancy - Year-to-date                                 99.2%            89.3%             97.3%             94.9%
Physical Occupancy at June 30, 2002                               98.5%            92.1%             92.6%             94.8%
Annualized Base Rent (in 000's)                        $        28,587    $      22,904     $       7,636     $       59,127
Annualized Base Rent Per Leased SF                     $          4.77    $        3.84     $        3.76     $         4.23
Lease Expirations as a Percentage of ABR:
    2002                                                           3.5%             5.2%              0.0%              3.7%
    2003                                                           0.8%            21.4%              0.0%              8.7%
    2004                                                          19.3%            14.9%              0.0%             15.1%
    2005                                                          13.5%             7.0%              0.0%              9.2%
    2006                                                          23.0%             7.9%              0.0%             14.2%
Wtd Avg Lease Term Remaining (in years)                            4.3              3.8              10.6               4.9
Square Feet of Leasing Activity in Quarter                     426,000        1,039,136           435,864         1,901,000
    Year-to-date                                             1,036,949        1,203,435           435,864         2,676,248
Tenant Retention during period                                     N/A             76.1%              N/A              76.1%
    Year-to-date                                                 100.0%            57.6%              N/A              70.5%
Rent Change on Renewals and Rollovers during period:               9.1%             5.2%              N/A               5.6%
    Year-to-date                                                  13.1%             5.1%              N/A               8.2%
Same Store NOI Growth during period (cash basis):                  4.4%            (7.0%)             3.4%             (1.0%)
    Year-to-date                                                   2.9%            (6.0%)             4.6%             (0.7%)
Same Store Physical Occupancy at June 30,2002                     99.7%            92.3%             88.4%             95.0%
Square Feet Owned in Same Store Pool                         4,935,545        5,096,645         1,396,752        11,428,942


                                                           Other             TOTAL                              GRAND
                                                        Industrial        INDUSTRIAL          Office            TOTAL
                                                       --------------    --------------    --------------    --------------
Square Feet Owned at June 30, 2002                        5,830,286         20,578,179         1,564,479         22,142,658
Economic Occupancy - Year-to-date                              91.7%              94.1%             91.5%              93.5%
Physical Occupancy at June 30, 2002                            92.9%              94.3%             92.8%              94.2%
Annualized Base Rent (in 000's)                        $     17,544      $      76,671     $      21,041     $       97,712
Annualized Base Rent Per Leased SF                     $       3.24      $        3.95     $       14.50     $         4.69
Lease Expirations as a Percentage of ABR:
    2002                                                       20.7%               7.6%              5.4%               7.1%
    2003                                                       17.0%              10.6%             14.1%              11.4%
    2004                                                       18.7%              15.9%             14.5%              15.6%
    2005                                                        8.5%               9.1%             25.0%              12.5%
    2006                                                        4.7%              12.0%             13.2%              12.3%
Wtd Avg Lease Term Remaining (in years)                         3.4                4.6               3.8                4.4
Square Feet of Leasing Activity in Quarter                  541,441          2,442,441            48,023          2,490,464
    Year-to-date                                          1,284,585          3,960,833           134,740          4,095,573
Tenant Retention during period                                 94.6%              81.7%             76.3%              81.5%
    Year-to-date                                               74.6%              71.5%             65.8%              71.4%
Rent Change on Renewals and Rollovers during period:            6.6%               5.9%             (5.4%)              4.6%
    Year-to-date                                               (6.1%)              3.0%             (7.5%)              1.3%
Same Store NOI Growth during period (cash basis):              (2.3%)             (1.3%)            (7.0%)             (2.7%)
    Year-to-date                                               (2.9%)             (1.3%)            (6.3%)             (2.5%)
Same Store Physical Occupancy at June 30,2002                  92.9%              94.3%             92.2%              94.1%
Square Feet Owned in Same Store Pool                      5,830,286         17,259,228         1,450,479         18,709,707


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OVERVIEW (DOLLARS IN THOUSANDS, AS OF JUNE 30, 2002)


                                                                                       TOTAL CORE        Other            TOTAL
                                     New Jersey      Pennsylvania      Indiana         INDUSTRIAL      Industrial       INDUSTRIAL
                                    -------------    -------------  -------------    -------------    ------------    --------------
Number of Buildings                            18              30               6               54              49              103

Square Feet Owned at June 30, 2002      6,081,284       6,471,761       2,194,848       14,747,893       5,830,286       20,578,179

% of Total Rentable SF                       27.5%           29.2%            9.9%            66.6%           26.3%            92.9%

Percentage Leased                            98.5%           92.1%           92.6%            94.8%           92.9%            94.3%

Annualized Base Rent                $      28,587    $     22,904   $       7,636     $     59,127     $    17,544    $      76,671

% of Total Annualized Base Rent              29.3%           23.4%            7.8%            60.5%           18.0%            78.5%

Number of Leases                               26              54               5               85              53              138

Annualized Base Rent Per Leased SF  $        4.77    $       3.84   $        3.76     $       4.23     $      3.24    $        3.95


                                       Office         GRAND TOTAL
                                    ------------    --------------
Number of Buildings                           22              125

Square Feet Owned at June 30, 2002     1,564,479       22,142,658

% of Total Rentable SF                       7.1%           100.0%

Percentage Leased                           92.8%            94.2%

Annualized Base Rent                 $    21,041    $      97,712

% of Total Annualized Base Rent             21.5%           100.0%

Number of Leases                             111              249

Annualized Base Rent Per Leased SF   $     14.50    $        4.69


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
QUARTERLY SAME STORE ANALYSIS (DOLLARS IN THOUSANDS)


                                             CORE SAME STORE PORTFOLIO                     NON-CORE SAME STORE PORTFOLIO

                                               Quarter Ended June 30,                          Quarter Ended June 30,
                                     -------------------------------------------    ------------------------------------------
                                        2002        2001      Change    % Change       2002        2001     Change    % Change
                                     -------------------------------------------    ------------------------------------------
REVENUE
Gross Potential Rent                 $ 10,330    $  9,968    $    362        3.6%   $ 10,114    $ 10,163    $    (49)     (0.5%)
Vacancy Loss                             (618)   $   (297)       (321)     108.1%       (967)       (876)        (91)     10.4%
                                     -------------------------------------------    ------------------------------------------

Rental Revenue                          9,712       9,671          41        0.4%      9,147       9,287        (140)     (1.5%)

OPERATING EXPENSES
Property Operating Expenses               225         243         (18)      (7.4%)     1,679       1,521         158      10.4%
Real Estate Taxes                       1,162       1,109          53        4.8%      1,207       1,173          34       2.9%
Tenant Reimbursement                   (1,201)     (1,299)         98       (7.5%)    (1,394)     (1,445)         51      (3.5%)
                                     -------------------------------------------    ------------------------------------------

Net Operating Expenses                    186          53         133      250.9%      1,492       1,249         243      19.5%
                                     -------------------------------------------    ------------------------------------------

NET OPERATING INCOME                 $  9,526    $  9,618    $    (92)      (1.0%)  $  7,655    $  8,038    $   (383)     (4.8%)
                                     ===========================================    ==========================================

PHYSICAL OCCUPANCY (EOP)                 95.0%       98.2%       (3.2%)                 92.7%       84.4%        8.3%

ECONOMIC OCCUPANCY                       94.0%       97.0%       (3.0%)                 90.4%       91.4%       (1.0%)

PERCENTAGE OF TOTAL NOI:                 45.2%                                          36.3%


COMPONENTS OF NOI CHANGES:

  Rental Increases/(Decreases)                               $    362        3.7%                         $    (49)     (0.6%)
  Occupancy Increases/(Decreases)                                (321)      (3.3%)                             (91)     (1.1%)
  Reduction/(Increase) in expenses,
     net of reimbursements                                       (133)      (1.4%)                            (243)     (3.0%)
                                                             --------------------                         -------------------

  Total                                                      $    (92)      (1.0%)                        $   (383)     (4.8%)
                                                             ====================                         ===================


                                            TOTAL SAME STORE PORTFOLIO

                                              Quarter Ended June 30,
                                     ----------------------------------------
                                       2002        2001      Change  % Change
                                     ----------------------------------------
REVENUE
Gross Potential Rent                 $ 20,444    $ 20,131   $    313      1.6%
Vacancy Loss                           (1,585)     (1,173)      (412)    35.1%
                                     ----------------------------------------

Rental Revenue                         18,859      18,958        (99)    (0.5%)

OPERATING EXPENSES
Property Operating Expenses             1,904       1,764        140      7.9%
Real Estate Taxes                       2,369       2,282         87      3.8%
Tenant Reimbursement                   (2,595)     (2,744)       149     (5.4%)
                                     ----------------------------------------

Net Operating Expenses                  1,678       1,302        376     28.9%
                                     ----------------------------------------

NET OPERATING INCOME                 $ 17,181    $ 17,656   $   (475)    (2.7%)
                                     ========================================

PHYSICAL OCCUPANCY (EOP)                 94.1%       92.8%       1.3%

ECONOMIC OCCUPANCY                       92.2%       94.2%      (2.0%)

PERCENTAGE OF TOTAL NOI:                 81.6%


COMPONENTS OF NOI CHANGES:

  Rental Increases/(Decreases)                   $    313        1.8%
  Occupancy Increases/(Decreases)                    (412)      (2.3%)
  Reduction/(Increase) in expenses,
     net of reimbursements                           (376)      (2.1%)
                                                 --------------------

  Total                                          $   (475)      (2.7%)
                                                 ====================


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
YEAR TO DATE SAME STORE ANALYSIS (DOLLARS IN THOUSANDS)


                                               CORE SAME STORE PORTFOLIO                      NON-CORE SAME STORE PORTFOLIO

                                                Six Months Ended June 30,                        Six Months Ended June 30,
                                      ----------------------------------------------   ---------------------------------------------
                                         2002        2001        Change    % Change      2002        2001        Change    % Change
                                      ----------------------------------------------   ---------------------------------------------
REVENUE
Gross Potential Rent                  $ 19,918     $ 19,311     $    607         3.1%  $ 20,281     $ 20,364     $    (83)    (0.4%)
Vacancy Loss                              (947)    $   (392)        (555)      141.6%    (2,036)      (1,678)        (358)    21.3%
                                      ----------------------------------------------   ---------------------------------------------

Rental Revenue                          18,971       18,919           52         0.3%    18,245       18,686         (441)    (2.4%)

OPERATING EXPENSES
Property Operating Expenses                489          598         (109)      (18.2%)    3,253        3,289          (36)    (1.1%)
Real Estate Taxes                        2,308        2,199          109         5.0%     2,414        2,350           64      2.7%
Tenant Reimbursement                    (2,505)      (2,692)         187        (6.9%)   (2,776)      (3,055)         279     (9.1%)
                                      ----------------------------------------------   ---------------------------------------------

Net Operating Expenses                     292          105          187       178.1%     2,891        2,584          307     11.9%
                                      ----------------------------------------------   ---------------------------------------------

NET OPERATING INCOME                  $ 18,679     $ 18,814     $   (135)       (0.7%) $ 15,354     $ 16,102     $   (748)    (4.6%)
                                      ==============================================   =============================================

PHYSICAL OCCUPANCY (EOP)                  95.0%        98.2%        (3.2%)                 92.7%        84.4%         8.3%

ECONOMIC OCCUPANCY                        95.2%        98.0%        (2.8%)                 90.0%        91.8%        (1.8%)

PERCENTAGE OF TOTAL NOI:                  44.3%                                            36.4%


COMPONENTS OF NOI CHANGES:

  Rental Increases/(Decreases)                                  $    607         3.1%                            $    (83)    (0.5%)
  Occupancy Increases/(Decreases)                                   (555)       (2.9%)                               (358)    (2.2%)
  Reduction/(Increase) in expenses,
     net of reimbursements                                          (187)       (1.0%)                               (307)    (1.9%)
                                                                --------------------                             -------------------
    Total                                                       $   (135)       (0.7%)                           $   (748)    (4.6%)
                                                                ====================                             ===================


                                               TOTAL SAME STORE PORTFOLIO

                                                Six Months Ended June 30,
                                      -------------------------------------------
                                         2002        2001      Change   % Change
                                      -------------------------------------------
REVENUE
Gross Potential Rent                  $ 40,199     $ 39,675    $    524       1.3%
Vacancy Loss                            (2,983)      (2,070)       (913)     44.1%
                                      -------------------------------------------

Rental Revenue                          37,216       37,605        (389)     (1.0%)

OPERATING EXPENSES
Property Operating Expenses              3,742        3,887        (145)     (3.7%)
Real Estate Taxes                        4,722        4,549         173       3.8%
Tenant Reimbursement                    (5,281)      (5,747)        466      (8.1%)
                                      -------------------------------------------

Net Operating Expenses                   3,183        2,689         494      18.4%
                                      -------------------------------------------

NET OPERATING INCOME                  $ 34,033     $ 34,916    $   (883)     (2.5%)
                                      ===========================================

PHYSICAL OCCUPANCY (EOP)                  94.1%        92.8%        1.3%

ECONOMIC OCCUPANCY                        92.6%        94.8%       (2.2%)

PERCENTAGE OF TOTAL NOI:                  80.8%


COMPONENTS OF NOI CHANGES:

  Rental Increases/(Decreases)                                 $    524       1.5%
  Occupancy Increases/(Decreases)                                  (913)     (2.6%)
  Reduction/(Increase) in expenses,
     net of reimbursements                                         (494)     (1.4%)
                                                               ------------------
    Total                                                      $   (883)     (2.5%)
                                                               ==================


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATIONS (DOLLARS IN THOUSANDS, AS OF JUNE 30, 2002)


                                  INDUSTRIAL PROPERTIES                                           OFFICE PROPERTIES
                   ---------------------------------------------------     ---------------------------------------------------------
                         Square          Annualized                                  Square          Annualized
                          Feet            Base Rent           % ABR                  Feet             Base Rent             % ABR
                   -----------------  ----------------   -------------     ---------------------   -----------------   -------------
2002                      1,342,670           $ 5,811            7.6%                    81,088            $  1,133            5.4%
2003                      2,342,703             8,137           10.6%                   198,215               2,967           14.1%
2004                      3,006,049            12,200           15.9%                   267,997               3,060           14.5%
2005                      1,699,269             6,964            9.1%                   348,979               5,270           25.0%
2006                      2,341,599             9,194           12.0%                   181,947               2,785           13.2%
2007                      2,804,990            11,312           14.8%                    63,016               1,078            5.1%
2008                      1,487,993             5,975            7.8%                   122,580               1,804            8.6%
2009                      1,609,805             6,592            8.6%                     1,896                  28            0.1%
2010                        239,718             1,070            1.4%                    39,384                 663            3.2%
2011                      1,301,173             3,996            5.2%                    31,491                 611            2.9%
2012 and beyond           1,222,386             5,420            7.0%                   114,975               1,642            7.9%
                   -----------------  ----------------   -------------     ---------------------   -----------------   -------------

Total                    19,398,355          $ 76,671          100.0%                 1,451,568            $ 21,041          100.0%
                   =================  ================   =============     =====================   =================   =============


                                                 TOTAL
                   -------------------------------------------------------------
                           Square              Annualized
                            Feet                Base Rent             % ABR
                   ---------------------   ---------------------   -------------
2002                          1,423,758                $  6,944            7.1%
2003                          2,540,918                  11,104           11.4%
2004                          3,274,046                  15,260           15.6%
2005                          2,048,248                  12,234           12.5%
2006                          2,523,546                  11,979           12.3%
2007                          2,868,006                  12,390           12.7%
2008                          1,610,573                   7,779            8.0%
2009                          1,611,701                   6,620            6.8%
2010                            279,102                   1,733            1.8%
2011                          1,332,664                   4,607            4.7%
2012 and beyond               1,337,361                   7,062            7.1%
                   ---------------------   ---------------------   -------------

Total                        20,849,923                $ 97,712          100.0%
                   =====================   =====================   =============



                                     CORE PROPERTIES                                             NON-CORE PROPERTIES
                   ---------------------------------------------------     ---------------------------------------------------------
                         Square            Annualized                                 Square           Annualized
                          Feet              Base Rent        % ABR                     Feet             Base Rent          % ABR
                   -----------------  ----------------   -------------     ---------------------   -----------------   -------------
2002                        389,195          $  2,185            3.7%                 1,034,563             $ 4,759           12.3%
2003                      1,369,414             5,148            8.7%                 1,171,504               5,956           15.4%
2004                      2,068,324             8,925           15.1%                 1,205,722               6,335           16.4%
2005                      1,039,269             5,466            9.2%                 1,008,979               6,768           17.5%
2006                      2,028,824             8,377           14.2%                   494,722               3,602            9.3%
2007                      2,181,042             8,949           15.1%                   686,964               3,441            8.9%
2008                      1,372,858             5,384            9.1%                   237,715               2,395            6.2%
2009                      1,336,133             5,796            9.8%                   275,568                 824            2.1%
2010                        239,718             1,070            1.8%                    39,384                 663            1.7%
2011                      1,119,823             3,497            5.9%                   212,841               1,110            3.0%
2012 and beyond             839,325             4,330            7.4%                   498,036               2,732            7.2%
                   -----------------  ----------------   -------------     ---------------------   -----------------   -------------

Total                    13,983,925          $ 59,127          100.0%                 6,865,998            $ 38,585          100.0%
                   =================  ================   =============     =====================   =================   =============



                                                 TOTAL
                   -------------------------------------------------------------
                             Square              Annualized
                              Feet                Base Rent            % ABR
                   ---------------------   ---------------------   -------------
2002                          1,423,758                $  6,944            7.1%
2003                          2,540,918                  11,104           11.4%
2004                          3,274,046                  15,260           15.6%
2005                          2,048,248                  12,234           12.5%
2006                          2,523,546                  11,979           12.3%
2007                          2,868,006                  12,390           12.7%
2008                          1,610,573                   7,779            8.0%
2009                          1,611,701                   6,620            6.8%
2010                            279,102                   1,733            1.8%
2011                          1,332,664                   4,607            4.7%
2012 and beyond               1,337,361                   7,062            7.1%
                   ---------------------   ---------------------   -------------

Total                        20,849,923                $ 97,712          100.0%
                   =====================   =====================   =============


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
TOP 25 TENANTS (DOLLARS IN THOUSANDS, AS OF JUNE 30, 2002)

                                                                                                                       Percentage of
                                                                                                                         Annualized
                                                      Term Remaining  Number of    Rentable  Percentage of  Annualized     Base
                  Tenant Name                          (in months)     Leases     Square Feet   Leased SF   Base Rent      Rent
----------------------------------------------------- --------------  ----------  ----------- ------------ ----------- -------------
The Home Depot, Inc.(1)                                         19          1        812,739        3.7%   $    3,576        3.7%
Exel Logistics, Inc.                                          1-42          4        855,368        3.9%        2,883        3.0%
Herrod Distribution                                             56          1        610,949        2.8%        2,609        2.7%
APL Logistics, Inc. (Formerly GATX Logistics, Inc.)             43          1        585,510        2.6%        2,606        2.7%
Brightpoint, Inc.                                              210          1        495,740        2.2%        2,519        2.6%
Belkin Electronics, Inc.                                       105          1        798,096        3.6%        2,291        2.3%
Franklin Storage Inc.                                         4-10          3        568,000        2.6%        2,277        2.3%
Cosmetic Essence, Inc.                                          78          1        483,507        2.2%        1,987        2.0%
Coca-Cola Bottlers of New Jersey(1)                             31          1        243,751        1.1%        1,950        2.0%
Poly-Foam International, Inc.                               77-142          6        669,871        3.0%        1,861        1.9%
Cumberland Distribution                                         10          1        489,213        2.2%        1,660        1.7%
Hartford Fire Insurance                                         67          1        107,794        0.5%        1,613        1.7%
AT & T Communications                                           42          1         94,012        0.4%        1,575        1.6%
Engine Controls Distribution                                    80          1        407,100        1.8%        1,567        1.6%
BMG Music                                                     5-13          2        445,591        2.0%        1,551        1.6%
Group Athletica (a division of Reebok)                          71          1        599,152        2.7%        1,528        1.6%
Guest Supply(1)                                               4-53          2        253,831        1.1%        1,482        1.5%
SETCO, Inc.                                                  51-55          2        327,636        1.5%        1,452        1.5%
Staples                                                         23          1        351,000        1.6%        1,422        1.5%
Behr Process Corp.                                              78          1        320,482        1.4%        1,394        1.4%
Direct Fulfillment LP                                           90          1        265,000        1.2%        1,365        1.4%
Royal Indemnity Co.                                          19-49          2         80,000        0.4%        1,328        1.4%
Parcel Direct(1)                                                58          1        241,110        1.1%        1,326        1.4%
Vestcom                                                        143          1        210,530        1.0%        1,324        1.4%
BMW                                                             18          2        431,198        1.9%        1,215        1.2%
                                                        ----------    -------     ----------     ------    ----------     ------

Total/Wtd Avg                                                   60         40     10,747,180       48.5%   $   46,361       47.7%
                                                        ==========    =======     ==========     ====      ==========     ======



(1) Tenant occupies a proeprty that is 20% owned as part of a Joint Venture with CalEast Industrial Investors LLC.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
ACQUISITIONS, DISPOSITIONS, AND DEVELOPMENT PLACED IN SERVICE IN 2002        (DOLLARS IN THOUSANDS, AS OF JUNE 30, 2002)

                                                                                                                    Purchase/Sales
         Property                City        State      Market       Closing Date   Square Feet  Current Leased %      Price
   -----------------------   -------------  -------  --------------  ------------   -----------  ----------------  ----------------
DISPOSITIONS

   OFFICE
   ------
   Two Meridian Drive         Wyomissing     PA      Pennsylvania      1/18/2002         64,154                    $    5,900
                                                                                    -----------                    ----------

   OFFICE TOTAL                                                                          64,154                    $    5,900
                                                                                    ===========                    ==========

DISPOSITIONS TOTAL                                                                       64,154                    $    5,900
                                                                                    ===========                    ==========


KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------------------------------------------------
EQUITY METHOD INVESTMENTS - PRO RATA CONSOLIDATING BALANCE SHEET AT JUNE 30, 2002 (DOLLARS IN THOUSANDS)

                                                      Pro rata        Pro rata    Pro rata          Other
                                          KTR        Keystone NJ       Airtech  Keystone Realty   Adjustments     Proforma
                                       Historical  Associates, LLC(1)  Park(2)  Services, Inc.(3)    (4)           Total
                                       ----------  ------------------ --------- ----------------- -----------    ---------
ASSETS
  Gross Real Estate Assets              $ 818,856      $  27,616      $   7,917     $      --     $      --      $ 854,389
  Accumulated Depreciation                (56,345)          (827)            --            --            --        (57,172)
  Other Assets                             58,090            474             --         6,286       (18,487)        46,363
                                        ---------      ---------      ---------     ---------     ---------      ---------

  Total Assets                          $ 820,601      $  27,263      $   7,917     $   6,286     $ (18,487)     $ 843,580
                                        =========      =========      =========     =========     =========      =========

LIABILITIES & EQUITY
  Debt                                  $ 441,107      $  15,287      $   6,825     $      --     $      --      $ 463,219
  Other Liabilities                        13,566            340             --           527            --         14,433
                                        ---------      ---------      ---------     ---------     ---------      ---------

  Total Liabilities                       454,673         15,627          6,825           527            --        477,652
                                        =========      =========      =========     =========     =========      =========


  Equity, Including Minority Interest     365,928         11,636          1,092         5,759       (18,487)       365,928
                                        ---------      ---------      ---------     ---------     ---------      ---------

  Total Liabilities and Equity          $ 820,601      $  27,263      $   7,917     $   6,286     $ (18,487)     $ 843,580
                                        =========      =========      =========     =========     =========      =========


(1) In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC ("CalEast"). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle ("JLL")) and the California Public Employees Retirement System ("CalPERS"). The Company owns 20% of this joint venture.

(2) In June 2001, the Company formed a joint venture with Browning Investments, Inc. ("Browning") known as 4 Points Associates, to develop and construct a 796,000 square foot distribution facility in Indiana. The Company owns 50% of this venture and the construction of this facility was completed in the first quarter of 2002.

(3) The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the "Management Company"), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(4) Consists of elimination adjustments for presentation purposes.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
EQUITY METHOD INVESTMENTS - PRO RATA CONSOLIDATING STATEMENTS OF INCOME & FFO FOR THE QUARTER ENDED JUNE 30, 2002
(DOLLARS IN THOUSANDS)


                                                                    Pro rata       Pro rata     Pro rata         Other
                                                       KTR        Keystone NJ       Airtech  Keystone Realty   Adjustments Proforma
                                                    Historical  Associates, LLC(1)  Park(2)  Services, Inc.(3)    (4)       Total
                                                    ----------  ------------------ --------- ----------------- ----------- --------

REVENUE:
    Rents                                             $ 22,232     $    685         $   --    $     --         $     --    $ 22,917
    Reimbursement Revenue and Other                      3,256          131             --         721               --       4,108
                                                      --------     --------         ------    --------         --------    --------
Total revenue                                         $ 25,488     $    816         $   --    $    721         $     --    $ 27,025
                                                      ========     ========         ======    ========         ========    ========

OPERATING EXPENSES:
Property Operating Expenses                           $  1,938     $     55         $   --    $     --         $     --    $  1,993
Real Estate Taxes                                        2,483          100             --          --               --       2,583
                                                      --------     --------         ------    --------         --------    --------
Property NOI                                            21,067          661             --         721               --      22,449
                                                      --------     --------         ------    --------         --------    --------

General and Administrative                               1,908            2             --         572               --       2,482
                                                      --------     --------         ------    --------         --------    --------

EBITDA                                                  19,159          659             --         149               --      19,967

Depreciation and Amortization                            5,585          180             --          92               --       5,857
Interest Expense                                         6,298          276             --           5               --       6,579
                                                      --------     --------         ------    --------         --------    --------
Income before other items                                7,276          203             --          52               --       7,531

Equity in Income from Equity Method Investments            255           --             --          --             (255)         --
Provisions for Asset Impairment                         (1,400)          --             --          --               --      (1,400)
Preferred Dividends, Preferred Distributions, and
Minority Interest                                       (3,333)          --             --          --               --      (3,333)
                                                      --------     --------         ------    --------         --------    --------
Net Income (Loss) Allocated to Common Shareholders    $  2,798     $    203         $   --    $     52         $   (255)   $  2,798
                                                      ========     ========         ======    ========         ========    ========

FFO
Income before Minority Interest of Unitholders
in Operating Partnership, Extraordinary Item,
and Income Allocated to Preferred Shareholders        $  6,131     $    203         $   --    $     52         $   (255)   $  6,131
Provisions for Asset Impairment                          1,400           --             --          --               --       1,400
Depreciation and Amortization- Real Estate Assets        5,765          180             --          --             (180)      5,765
                                                      --------     --------         ------    --------         --------    --------
Funds from Operations                                 $ 13,296     $    383         $   --    $     52         $   (435)   $ 13,296
                                                      ========     ========         ======    ========         ========    ========

(1) In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC ("CalEast"). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle ("JLL")) and the California Public Employees Retirement System ("CalPERS"). The Company owns 20% of this joint venture.

(2) In June 2001, the Company formed a joint venture with Browning Investments, Inc. ("Browning") known as 4 Points Associates, to develop and construct a 796,000 square foot distribution facility in Indiana. The Company owns 50% of this venture and the construction of this facility was completed in the first quarter of 2002.

(3) The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the "Management Company"), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(4) Consists of elimination adjustments for presentation purposes.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF LAND UNDER DEVELOPMENT AND CONTROL




                                                      % Ownership
                       Project                       Interest/Partner          Market/Submarket                   Acres
---------------------------------------------------------------------   ------------------------------------   ------------
COMPLETED PROJECTS IN LEASE UP STAGE

Keystone Cranbury West Phase II                             100%            New Jersey / Exit 8A                        31
Keystone Cranbury East Phase I                              100%            New Jersey / Exit 8A                        37
21 Roadway Expansion                                        100%            Pennsylvania / Harrisburg                   10
Airtech Park (4 Points Associates)                     50% / Browning       Indiana / Indianapolis Airport              43
                                                                                                               ------------

    SUBTOTAL - PROJECTS IN LEASE UP STAGE                                                                              121
                                                                                                               ------------

DEVELOPMENT PIPELINE (NEXT 36 MOS)


Northern New Jersey/Greenville(1)                           100%            New Jersey / North                          26
Keystone Cranbury East Phase II                             100%            New Jersey / Exit 8A                        37
Central PA/Otto(1)                                          100%            Pennsylvania / Harrisburg                  115
Airtech Park(1)                                        50% / Browning       Indiana / Indianapolis Airport              90
Westpark Land                                               100%            Pennsylvania / Allentown                    15
Goldstar Site                                               100%            New Jersey / Exit 8A                        50
Station Road/Sharma(1)                                      100%            New Jersey / Exit 8A                        50
66 Station Road                                        20% / CalEast        New Jersey / Exit 8A                        62
                                                                                                               ------------

    SUBTOTAL - PIPELINE                                                                                                445
                                                                                                               ------------

ADDITIONAL DEVELOPMENT POTENTIAL

Stults Road                                                 100%            New Jersey / Exit 8A                         6
Central PA/Otto(1)                                          100%            Pennsylvania / Harrisburg                  100
Arnold Road and Other Expansions                            100%            Pennsylvania / Reading, other               20
Airtech Park/6 Points(1)                               50% / Browning       Indiana / Indianapolis Airport             235
Allentown Land/Burkos(1)                                    100%            Pennsylvania / Allentown                     8
                                                                                                               ------------

    SUBTOTAL - ADDITIONAL DEVELOPMENT POTENTIAL                                                                        369
                                                                                                               ------------

TOTAL DEVELOPMENT POTENTIAL - PIPELINE ADDITIONAL                                                                      814
                                                                                                              ------------

GRAND TOTAL                                                                                                            935
                                                                                                               ============



                                                          Estimated          Estimated        Cost Incurred
                       Project                           Buildable SF       Project Cost         To Date        % Leased
----------------------------------------------------------------------    -----------------   -------------   ------------
COMPLETED PROJECTS IN LEASE UP STAGE

Keystone Cranbury West Phase II                               473,000                  $ 25            $ 23            70%
Keystone Cranbury East Phase I                                510,000                    26              23            --
21 Roadway Expansion                                          150,000                     6               6            --
Airtech Park (4 Points Associates)                            796,000                    20              17            55%
                                                     -----------------    ------------------   -------------

    SUBTOTAL - PROJECTS IN LEASE UP STAGE                   1,929,000                  $ 77            $ 69
                                                     -----------------    ------------------   -------------

DEVELOPMENT PIPELINE (NEXT 36 MOS)


Northern New Jersey/Greenville(1)                             525,000                  $ 33             $--
Keystone Cranbury East Phase II                               500,000                    24               7
Central PA/Otto(1)                                          1,200,000                    36              --
Airtech Park(1)                                             1,482,000                    37              --
Westpark Land                                                 266,000                     9               2
Goldstar Site                                                 788,000                    38               7
Station Road/Sharma(1)                                        655,000                    29              --
66 Station Road                                               667,000                    31               5
                                                     -----------------    ------------------   -------------

    SUBTOTAL - PIPELINE                                     6,083,000                 $ 237            $ 21
                                                     -----------------    ------------------   -------------

ADDITIONAL DEVELOPMENT POTENTIAL

Stults Road                                                   130,000
Central PA/Otto(1)                                          1,200,000
Arnold Road and Other Expansions                              221,000
Airtech Park/6 Points(1)                                    3,518,000
Allentown Land/Burkos (1)                                     120,000
                                                     -----------------

    SUBTOTAL - ADDITIONAL DEVELOPMENT POTENTIAL             5,189,000
                                                     ================

TOTAL DEVELOPMENT POTENTIAL - PIPELINE ADDITIONAL          11,272,000
                                                     ================

GRAND TOTAL                                                13,201,000
                                                     =================


                                                         Estimated             Estimated
                                                        Construction         Stabilization
                                                         Start Date               Date
                       Project                           (Qtr/Year)            (Qtr/Year)
-----------------------------------------------------------------------    -----------------
COMPLETED PROJECTS IN LEASE UP STAGE

Keystone Cranbury West Phase II                                    3/00                 3/02
Keystone Cranbury East Phase I                                     3/00                 4/02
21 Roadway Expansion                                               3/00                 3/02
Airtech Park (4 Points Associates)                                 2/01                 4/02


    SUBTOTAL - PROJECTS IN LEASE UP STAGE


DEVELOPMENT PIPELINE (NEXT 36 MOS)


Northern New Jersey/Greenville(1)                                  3/02
Keystone Cranbury East Phase II                                    4/03
Central PA/Otto(1)                                                 3/03
Airtech Park(1)                                                    1/03
Westpark Land                                                      3/03
Goldstar Site                                                      3/03
Station Road/Sharma(1)                                             1/04
66 Station Road                                                    3/04


(1) Under contract or option.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
DEBT DETAIL (DOLLARS IN THOUSANDS, AS OF JUNE 30, 2002)


                                                Fixed Rate Mortgages                                      Variable Rate Debt
                                 ----------------------------------------------------     ------------------------------------------
             Year of                     Monthly                     Due on                    Construction              Credit
            Maturity                  Amortization                  Maturity                      Loans                Facilities
----------------------------     ------------------------    ------------------------     -------------------     ------------------
2002                                               2,002                       8,798                  12,181                     --
2003                                               4,568                          --                      --                  6,466
2004                                               4,854                      39,722                      --                105,100
2005                                               4,916                      19,571                      --                     --
2006                                               4,888                      22,018                      --                     --
2007                                               3,331                      86,742                      --                     --
2008                                               3,368                      90,545                      --                     --
2009                                               1,901                          --                      --                     --
2010                                                 715                      16,129                      --                     --
2011 and thereafter                                1,710                          --                      --                     --
                                 ------------------------    ------------------------     -------------------     ------------------
Total                                           $ 32,253                   $ 283,525                $ 12,181              $ 111,566
                                 ========================    ========================     ===================     ==================






             Year of                  Total Scheduled             Wtd Avg Interest Rate
            Maturity                     Payments               For Fixed Rate Maturities
----------------------------     ------------------------     -----------------------------
2002                                              22,981                              9.5%
2003                                              11,034                              0.0%
2004                                             149,676                              7.2%
2005                                              24,487                              8.0%
2006                                              26,906                              7.7%
2007                                              90,073                              7.9%
2008                                              93,913                              7.5%
2009                                               1,901                              0.0%
2010                                              16,844                              8.3%
2011 and thereafter                                1,710                              0.0%
                                 ------------------------     -----------------------------
Total                                          $ 439,525                              7.7%
                                 ========================     =============================

Debt Premium, Net of Amortization                  1,582
                                 ------------------------

TOTAL DEBT OUTSTANDING                         $ 441,107
                                 ========================


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO ANALYSIS

                                                              June 30,       March 31,   December 31,   September 30,      June 30,
Portfolio Characteristics                                       2002           2002           2001           2001            2001
                                                             ----------     ----------     ----------     ----------     ----------
Number of Properties-In Service                                     125            124            125            127            129
Number of Properties-Completed Projects in Lease-Up Stage             2              3              3              4              4
                                                             ----------     ----------     ----------     ----------     ----------
Total Number of Properties                                          127            127            128            131            133
                                                             ==========     ==========     ==========     ==========     ==========

Rentable Square Feet -In Service                             22,142,658     21,809,658     21,802,930     21,477,343     21,849,480
Rentable Square Feet-Completed Projects in Lease-Up Stage     1,596,000      1,929,000      1,999,000      2,429,000      2,429,000
                                                             ----------     ----------     ----------     ----------     ----------
Total Rentable Square Feet                                   23,738,658     23,738,658     23,801,930     23,906,343     24,278,480
                                                             ==========     ==========     ==========     ==========     ==========

Occupied (Square Feet)                                       20,849,923     20,414,376     20,470,772     20,189,131     20,431,148
Vacant (Square Feet)                                          1,292,735      1,395,282      1,332,158      1,288,212      1,418,332
Number of Leases                                                    249            246            262            286            283
Average Tenant Size per Occupied Square Foot-Industrial         140,568        139,406        136,292        146,241        149,513
Average Tenant Size per Occupied Square Foot-Office              13,077         13,229         12,408         12,687         12,779
Occupancy Rates -Based on In Service RSF                           94.2%          93.6%          93.9%          94.0%          93.5%


NUMBER OF IN SERVICE PROPERTIES BY MARKET:

   New Jersey                                                        18             17             17             20             22
   Pennsylvania                                                      30             30             30             19             19
   Indiana                                                            6              6              6              6              6
                                                             ----------     ----------     ----------     ----------     ----------
   INDUSTRIAL CORE MARKET SUBTOTAL                                   54             53             53             45             47
                                                             ==========     ==========     ==========     ==========     ==========

   Ohio                                                              11             11             11             11             11
   New York                                                          11             11             11             11             11
   South Carolina                                                    27             27             27             28             28
                                                             ----------     ----------     ----------     ----------     ----------
   INDUSTRIAL NON-CORE MARKET SUBTOTAL                               49             49             49             50             50
                                                             ==========     ==========     ==========     ==========     ==========

   New Jersey                                                         1              1              1             10             10
   Pennsylvania                                                       1              1              2              2              2
   New York                                                          20             20             20             20             20
                                                             ----------     ----------     ----------     ----------     ----------
   OFFICE NON-CORE MARKET SUBTOTAL                                   22             22             23             32             32
                                                             ==========     ==========     ==========     ==========     ==========

Total In Service Properties                                         125            124            125            127            129
                                                             ==========     ==========     ==========     ==========     ==========


KEYSTONE PROPERTY TRUST
----------------------------------------------------------------------------------------------------------------------------
PHYSICAL OCCUPANCY ANALYSIS



Physical Occupancy by Sub-Market:      June 30, 2002  March 31, 2002   December 31, 2001  September 30, 2001  June 30, 2001
                                     ---------------  --------------   -----------------  ------------------  -------------
INDUSTRIAL

Allentown, PA                                   91.5%           92.9%           92.6%           --              --
Central and Northern NJ                         98.5%           99.2%           99.3%           99.2%          100.0%
Chester County, PA                             100.0%          100.0%          100.0%          100.0%          100.0%
Harrisburg/Chambersburg, PA                     92.8%           93.1%           94.6%           95.5%           94.6%
Reading, PA                                     69.7%            5.6%          100.0%          100.0%          100.0%
Scranton/Wilkes-Barre, PA                      100.0%          100.0%          100.0%          100.0%          100.0%
Indianapolis, IN                                92.6%           98.8%          100.0%          100.0%          100.0%
                                             -------         -------         -------         -------         -------

Total Core Portfolio                            94.8%           94.7%           97.5%           98.4%           98.3%
                                             =======         =======         =======         =======         =======

Central Ohio                                    98.3%          100.0%          100.0%           94.5%           96.2%
Albany, NY                                     100.0%          100.0%          100.0%          100.0%          100.0%
Rochester, NY                                   92.1%           92.1%           92.1%           98.0%           92.7%
Syracuse, NY                                    72.8%           72.8%           16.0%           16.0%           16.0%
Greenville/Spartanburg, SC                      93.0%           88.4%           88.7%           88.3%           83.0%
                                             -------         -------         -------         -------         -------

Total Non-Core Industrial Portfolio             92.9%           91.2%           84.9%           83.3%           81.1%
                                             =======         =======         =======         =======         =======

Total Industrial Portfolio                      94.3%           93.6%           93.9%           93.8%           93.3%
                                             =======         =======         =======         =======         =======

OFFICE

Central and Northern NJ                        100.0%          100.0%          100.0%           97.7%           98.9%
Albany, NY                                      93.2%           95.7%           96.3%           95.9%           96.0%
Rochester, NY                                  100.0%          100.0%          100.0%          100.0%          100.0%
Syracuse, NY                                    91.0%           90.2%           91.8%           96.2%           91.9%
Harrisburg/Chambersburg, PA                    100.0%          100.0%          100.0%           92.8%           71.2%
Reading, PA(1)                                  --              --              83.5%           81.6%           81.6%
                                             -------         -------         -------         -------         -------

Total Office Portfolio                          92.8%           93.0%           93.7%           96.1%           95.6%
                                             =======         =======         =======         =======         =======


(1) This Property was sold in January 2002.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED EQUITY ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                           June 30, 2002      March 31, 2002   December 31, 2001  September 30, 2001  June 30, 2001
                                           -------------      --------------   -----------------  ------------------  -------------
CONVERTIBLE PREFERRED STOCK
  Series A
    Shares Outstanding                            800,000           800,000           800,000           800,000           800,000
    Aggregate Liquidation Value             $      20,000     $      20,000     $      20,000     $      20,000       $    20,000
    Liquidation Value Per Share             $       25.00     $       25.00     $       25.00     $       25.00       $     25.00
    Common Share Conversion Price           $       16.50     $       16.50     $       16.50     $       16.50       $     16.50
    Yield                                            9.00%             9.00%             9.00%             9.00%             9.00%

  Series B(1)
    Shares Outstanding                                 --                --                --                --           803,871
    Aggregate Liquidation Value             $          --     $          --     $          --     $          --       $    20,097
    Liquidation Value Per Share             $          --     $          --     $          --     $          --       $     25.00
    Common Share Conversion Price           $          --     $          --     $          --     $          --       $     16.00
    Yield                                              --                --                --                --              9.75%

  Series C
    Shares Outstanding                            800,000           800,000           800,000           800,000           800,000
    Aggregate Liquidation Value             $      20,000     $      20,000     $      20,000     $      20,000       $    20,000
    Liquidation Value Per Share             $       25.00     $       25.00     $       25.00     $       25.00       $     25.00
    Common Share Conversion Price           $       15.75     $       15.75     $       15.75     $       15.75       $     15.75
    Yield                                            9.75%             9.75%             9.75%             9.75%             9.75%

CONVERTIBLE PREFERRED OPERATING
  PARTNERSHIP UNITS
  Series B
    Units Outstanding                             300,000           300,000           300,000           300,000           300,000
    Aggregate Liquidation Value             $       7,500     $       7,500     $       7,500     $       7,500       $     7,500
    Liquidation Value Per Share             $       25.00     $       25.00     $       25.00     $       25.00       $     25.00
    Common Share Conversion Price           $       16.50     $       16.50     $       16.50     $       16.50       $     16.50
    Yield                                            9.50%             9.50%             9.50%             9.50%             9.50%

  Series C(2)
    Units Outstanding                           1,664,965         1,664,965         1,664,965         1,664,965         2,461,094
    Aggregate Liquidation Value             $      41,624     $      41,624     $      41,624     $      41,624       $    61,527
    Liquidation Value Per Share             $       25.00     $       25.00     $       25.00     $       25.00       $     25.00
    Common Share Conversion Price           $       16.00     $       16.00     $       16.00     $       16.00       $     16.00
    Yield                                            9.75%             9.75%             9.75%             9.75%             9.75%

  Series D
    Units Outstanding                             450,700           450,700           450,700           450,700           450,700
    Aggregate Liquidation Value             $      11,268     $      11,268     $      11,268     $      11,268       $    11,268
    Liquidation Value Per Share             $       25.00     $       25.00     $       25.00     $       25.00       $     25.00
    Common Share Conversion Price           $       16.50     $       16.50     $       16.50     $       16.50       $     16.50
    Yield                                            9.00%             9.00%             9.00%             9.00%             9.00%

  Total Liquidation/Book Value of
  Preferred Stock                           $     100,392     $     100,392     $     100,392     $     100,392       $   140,392
                                            =============     =============     =============     =============       ===========


(1) These Convertible Preferred Shares were re-purchased by the company on August 27, 2001

(2) 796,129 Convertible Preferred OP Units were re-purchased by the company on August 27, 2001


KEYSTONE PROPERTY TRUST
-----------------------------------------------------------------------------------------------------------------------------
EQUITY ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                      June 30,       March 31,     December 31,  September 30,     June 30,
                                                        2002            2002           2001           2001           2001
                                                     -----------    -----------    -----------    -----------    -----------
Total Outstanding in Common Share Equivalents:
  Common Shares                                       18,781,318     18,439,926     18,397,625     18,396,540     15,521,540
  Operating Partnership Units                          6,202,094      6,331,705      6,356,885      6,356,885      6,731,885
  Preferred Stock                                      2,481,962      2,481,962      2,481,962      2,481,962      3,738,010
  Preferred Operating Partnership Units                3,738,932      3,738,932      3,738,932      3,738,932      4,982,884
                                                     -----------    -----------    -----------    -----------    -----------

    Total                                             31,204,306     30,992,525     30,975,404     30,974,319     30,974,319

Weighted Average Outstanding:
  Common Shares                                       18,618,724     18,417,002     18,396,587     16,570,452     13,640,254
  Operating Partnership Units                          6,317,462      6,351,776      6,356,885      6,634,059      6,913,164
  Preferred Shares (at Common Share Equivalents)       2,481,962      2,481,962      2,481,962      3,260,166      3,738,010
  Preferred Operating Partnership Units
    (at Common Share Equivalents)                      3,738,932      3,738,932      3,738,932      4,509,641      4,982,884
  Common Stock Options                                   127,115         49,037          3,262         22,932          3,160
                                                     -----------    -----------    -----------    -----------    -----------

    Total                                             31,284,195     31,038,709     30,977,628     30,997,250     29,277,472

Common Share Price Range:
  Quarterly High                                     $     15.94    $     14.28    $     13.25    $     14.24    $     13.60
  Quarterly Low                                            13.91          13.05          11.78          11.01          11.77
  Quarterly Average                                        15.01          13.59          12.59          13.17          12.56
  End of Quarter                                           15.87          14.10          13.09          12.70          13.39

Common Stock Options Outstanding                       1,312,454      1,329,187      1,329,187      1,342,187      1,322,187
Weighted Average Option Exercise Price               $     13.83    $     13.78    $     13.78    $     13.77    $     13.79

Capitalization:
  Liquidation/Book Value of Preferred Stock & Units  $   100,392    $   100,392    $   100,392    $   100,392    $   140,392
  Market Value of Common Equity                          396,487        349,280        324,037        314,368        297,973
                                                     -----------    -----------    -----------    -----------    -----------

  Market Capitalization                                  496,879        449,672        424,429        414,760        438,365
  Total Debt                                             441,107        438,267        435,136        441,405        454,069
                                                     -----------    -----------    -----------    -----------    -----------

    Total Market Capitalization                      $   937,986    $   887,939    $   859,565    $   856,165    $   892,434
                                                     ===========    ===========    ===========    ===========    ===========
   (Market Capitalization + Total Debt)


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
DEBT ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                    June 30,      March 31,     December 31,   September 30,    June 30,
                                                      2002          2002           2001            2001           2001
                                                    ---------     ---------     ------------     ---------     ----------
Debt Outstanding
  Mortgage Loans                                    $ 315,778     $ 316,942     $    321,749     $ 354,668     $  374,150
  Construction Loans                                   12,181        12,055           11,932        11,793         11,614
  Revolving Credit Facilities                         111,566       107,566           99,466        72,746         65,771
  Debt Premium, Net of Amortization                     1,582         1,704            1,989         2,198          2,534
                                                    ---------     ---------     ------------     ---------     ----------

    Total Debt Outstanding                          $ 441,107     $ 438,267     $    435,136     $ 441,405     $  454,069
                                                    =========     =========     ============     =========     ==========


Interest Rate Structure
  Fixed                                             $ 315,778     $ 316,942     $    321,749     $ 354,668     $  374,150
  Variable                                            123,747       119,621          111,398        84,539         77,385
                                                    ---------     ---------     ------------     ---------     ----------

  Total                                             $ 439,525     $ 436,563     $    433,147     $ 439,207     $  451,535
                                                    =========     =========     ============     =========     ==========

  % of Fixed Rate Loans                                  71.8%         72.6%            74.3%         80.8%          82.9%
  % of Variable Rate Loans                               28.2%         27.4%            25.7%         19.2%          17.1%

Average Interest Rates
  Mortgage Loans                                          7.7%          7.7%             7.8%          7.8%           7.8%
  Construction Loans                                      4.1%          4.1%             4.4%          5.8%           6.4%
  Revolving Credit Facilities                             3.5%          3.5%             3.6%          4.6%           5.5%
                                                    ---------     ---------     ------------     ---------     ----------

    Total Weighted Average                                6.6%          6.6%             6.7%          7.2%           7.4%
                                                    =========     =========     ============     =========     ==========

Debt Ratios
  Debt to Total Market Capitalization                    47.0%         49.4%            50.6%         51.6%          50.9%
  Debt to Undepreciated Assets                           50.3%         50.1%            49.7%         49.6%          50.8%

Coverage Ratios
  Interest Coverage-Property NOI                         3.0x          3.1x             2.9x          2.9x           2.7x
    (NOI / Interest)

  Interest Coverage-EBITDA                               2.8x          2.8x             2.8x          2.6x           2.4x
    (EBITDA / Interest)

  Interest Coverage-EBITDA-YTD                           2.8x          2.8x             2.4x          2.3x           2.2x
    (EBITDA / Interest - Year-to-date)

  Debt Service Coverage -Property NOI                    2.6x          2.7x             2.4x          2.5x           2.3x
    (NOI / (Interest + Principal Amortization))

  Debt Service Coverage - EBITDA                         2.4x          2.5x             2.4x          2.3x           2.1x
    (EBITDA / (Interest + Principal Amortization))

  Fixed Charge Coverage -Property NOI                    2.3x          2.3x             2.2x          2.1x           1.9x
    (NOI / (Interest + Preferred Distributions))

  Fixed Charge Coverage - EBITDA                         2.1x          2.1x             2.1x          1.9x           1.7x
    (EBITDA / (Interest + Preferred Distributions))


KEYSTONE PROPERTY TRUST
-----------------------------------------------------------------------------------------------------------------------------------
QUARTERLY VALUATION ANALYSIS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA AND RATIOS)

                                                                            June 30,  March 31, December 31, September 30, June 30,
                                                                              2002      2002       2001          2001        2001
                                                                            --------  --------- ------------ ------------- --------
PRICING MULTIPLES
NOI Multiple
     ((Market Value of Common Equity + Preferred Share/Units
      + Total Debt)/Ann. NOI)                                                  10.9x     10.4x     10.0x        9.1x          9.6x

EBITDA Multiple
     ((Market Value of Common Equity + Preferred Share/Units
      + Total Debt)/Ann. EBITDA)                                               12.2x     11.8x     11.1x       10.3x         10.9x

FFO Multiple
     (Quarter End Common Share Price / Ann. FFO - per share)                    9.3x      8.3x      7.6x        7.2x          7.8x

FAD Multiple
     (Quarter End Common Share Price / Ann. FAD - per share)                   11.0x      9.5x      9.4x        8.1x          8.6x

NOI Yield
     (Ann. NOI before Interest and Depreciation Expense /
     (Market Value of Common Equity + Preferred Share/Units + Debt))            9.2%      9.6%     10.0%       11.0%         10.4%

EBITDA Yield
     (Ann. EBITDA / (Market Value of Common Equity + Preferred Share/
      Units + Debt))                                                            8.2%      8.5%      9.0%        9.7%          9.1%

FFO Yield
     (Ann. FFO - per share / Quarter End Common Share Price)                   10.7%     12.1%     13.1%       13.9%         12.8%

FAD Yield
     (Ann. FAD - per share / Quarter End Common Share Price)                    9.1%     10.5%     10.7%       12.3%         11.7%


RETURNS
Yield on Real Estate Owned - NOI
     (Ann. NOI before Interest and Depreciation Expense /
      Average Gross Operating Real Estate Investments )                        10.5%     10.5%     10.5%       11.5%         11.3%

Yield on Real Estate Owned - EBITDA
     (Ann. EBITDA / Average Gross Operating Real Estate Investments)            9.4%      9.2%      9.5%       10.1%          9.9%

Return on Book Value of Average Equity & Minority Interest
     (Ann. EBITDA / Avg. Equity & Minority Interest)                           21.7%     21.2%     21.7%       23.3%         24.8%

FFO Return on Book Value of Average Equity & Minority Interest
     (Ann. FFO / Avg. Equity & Minority Interest)                              14.5%     14.3%     14.3%       14.4%         14.4%


KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------------------------------------------------------
DIVIDEND ANALYSIS


                                                                       June 30,   March 31,  December 31, September 30, June 30,
                                                                        2002        2002        2001          2001        2001
                                                                       --------   ---------  ------------ ------------- --------
COMMON STOCK DIVIDENDS PAID:

Dividends per Share/Unit                                              $    0.32   $    0.32  $     0.32     $    0.32   $    0.31
Declaration Date                                                       4/5/2002    1/4/2002   10/5/2001      7/5/2001   4/12/2001
Common Shareholders' Record Date                                      4/16/2002   1/17/2002  10/16/2001     7/16/2001   4/20/2001
Common Dividends Payment Date                                         4/30/2002   1/31/2002  10/31/2001     7/31/2001   4/30/2001

COMMON DIVIDEND PAYOUT RATIOS:

Payout - FFO
    (Dividends/FFO)                                                        74.4%       74.4%       74.4%         72.7%       72.1%
Payout - FAD
    (Dividends/FAD)                                                        88.9%       86.5%       91.4%         82.1%       79.5%
Dividend Coverage - FFO
    (FFO/Dividends)                                                         1.3x        1.3x        1.3x          1.4x        1.4x
Dividend Coverage - FAD
    (FAD/Dividends)                                                         1.1x        1.2x        1.1x          1.2x        1.3x

COMMON DIVIDEND YIELDS:

Dividend Yield (Yield based on annualized current
  dividend per share)                                                       8.1%        9.1%        9.8%         10.1%        9.3%
Spread Over 5 Year U.S. Treasury at quarter end                             4.1%        4.6%        4.2%          5.7%        4.6%
Spread Over 10 Year U.S. Treasury at quarter end                            4.8%        5.3%        5.0%          4.9%        4.1%



KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
RESEARCH COVERAGE, ANTICIPATED 2002 EARNINGS RELEASE AND DIVIDEND CALENDAR



RESEARCH COVERAGE
                                             Firm                                    Analyst                          Phone
                        ---------------------------------------------     ---------------------------          ------------------
                        Bear, Stearns & Co., Inc.                         Ross Smotrich                            212-272-8046
                        Credit Suisse First Boston                        Lawrence Raiman                          212-538-2380
                        Wachovia Securities                               Christopher P. Haley                     804-782-3708
                                                                          Donald Fandetti                          443-263-6537
                        Merrill Lynch                                     Steve Sakwa                              212-449-0335
                                                                          Brian Legg                               212-449-1153







ANTICIPATED 2002 EARNINGS RELEASE AND DIVIDEND CALENDAR

                                                  FIRST QUARTER   SECOND QUARTER      THIRD QUARTER            FOURTH QUARTER
                                                  -------------   --------------      -------------            --------------

     Dividend Declaration Date                         4/5/2002       7/2/2002     First week in October  First week in January 2003

     Dividend Record Date                             4/16/2002      7/17/2002             10/16/02                  1/17/2003

     Dividend Payment Date                            4/30/2002      7/31/2002             10/31/02                  1/31/2003

     Anticipated Earnings Release/Earnings Call       4/30/2002      7/31/2002             10/23/02                   2/4/2003

     Annual Shareholders Meeting                                      6/6/2002



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